UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2011

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND (STATE OR OTHER JURISDICTION OF INCORPORATION)	811-22328 (COMMISSION FILE NUMBER)	20-0994125 (I.R.S. EMPLOYER IDENTIFICATION NO.)
225 Franklin Street
Boston, Massachusetts 02110
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE 800 937-5449
NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

SECTION 7 — REGULATION FD DISCLOSURE
Item 7.01 Regulation FD Disclosure.
Registrant is furnishing as Exhibit 99.1 the attached Press Release dated May 4, 2011 for Columbia Seligman Premium Technology Growth Fund, Inc.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
Registrant is furnishing as Exhibit 99.1 the attached Press Release dated May 4, 2011 for Columbia Seligman Premium Technology Growth Fund, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 4, 2011

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
By:	/s/ Joseph D’Alessandro
Joseph D’Alessandro
Assistant Secretary